                                                                   Exhibit 10.18

                         TRAVELSMITH OUTFITTERS, INC.

                             2935 Kerner Boulevard
                                    Suite B
                             San Rafael, CA 94901


                              __________________


                         STOCKHOLDER RIGHTS AGREEMENT

                                 July 17, 1996


                              __________________

                               TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
SECTION 1      Definitions................................................................   1

SECTION 2      Preemptive Rights ........................................................    2

     2.1       Preemptive Rights ........................................................    2

SECTION 3      Transfer Restrictions and Right of First Refusal..........................    4

     3.1       Transfer by Cornerstone ..................................................    4
     3.2       Cornerstone's and the Company's Right of First Refusal ...................    5
     3.3       Company's Right of First Refusal .........................................    6
     3.4       Permitted Sales of Refused Securities ....................................    7
     3.5       Intra-family transfers ...................................................    7
     3.6       Transfers from Management to Cornerstone .................................    7

SECTION 4      Co-Sale ..................................................................    7

     4.1       Right to Participate .....................................................    7
     4.2       Qualified Participation ..................................................    8
     4.3       Continuing Rights ........................................................    8
     4.4       Intra-Family Transfers ...................................................    8

SECTION 5      Registration Rights ......................................................    8

     5.1       Requested Registration ...................................................    8
     5.2       Company Registration .....................................................   10
     5.3       Registration on Form S-3 .................................................   11
     5.4       Limitations on Subsequent Registration Rights ............................   12
     5.5       Expenses of Registration .................................................   12
     5.6       Registration Procedures ..................................................   12
     5.7       Indemnification ..........................................................   13
     5.8       Information by Holder ....................................................   14
     5.9       Rule 144 Reporting .......................................................   15
     5.10      Transfer of Registration Rights ..........................................   15
     5.11      Termination ..............................................................   15
     5.12      Lockup Agreement .........................................................   15

                               TABLE OF CONTENTS
                                  (continued)

                                                                                     Page
                                                                                     ----
SECTION 6      Voting Rights ......................................................   16

     6.1       General Voting Rights ..............................................   16
     6.2       Voting Rights regarding Management .................................   17
     6.3       Board of Directors .................................................   17
     6.4       Board Meetings .....................................................   18

SECTION 7      Fair Market Value Determination ....................................   18

     7.1       Board Determination ................................................   18
     7.2       By Independent Appraiser ...........................................   18
     7.3       Prohibition on Future Use of Independent Appraiser .................   19

SECTION 8      Compliance with Securities Laws ....................................   19

     8.1       Compliance with Securities Laws ....................................   19
     8.2       Legends ............................................................   19

SECTION 9      Miscellaneous ......................................................   20

     9.1       Governing Law ......................................................   20
     9.2       Entire Agreement; Amendment and Termination ........................   20
     9.3       Assignment .........................................................   21
     9.4       Notices, etc .......................................................   21
     9.5       Delays or Ommissions ...............................................   21
     9.6       Severability .......................................................   22
     9.7       Counterparts .......................................................   22
     9.8       Specific Performance ...............................................   22

                         TRAVELSMITH OUTFITTERS, INC.

                         STOCKHOLDER RIGHTS AGREEMENT


     This Agreement is made as of July 17, 1996 among TravelSmith Outfitters, Inc., a California corporation (the "Company"), The International Cornerstone Group, Inc., a Delaware corporation ("Cornerstone"), and Charles L. Slaughter and Scott Skiar (the "Management") and Robert James Slaughter (together with Management and Cornerstone, collectively the "Shareholders" and individually a "Shareholder").


                                   RECITALS

     WHEREAS, the Company and the Shareholders are parties to a certain Stockholder Rights Agreement dated as of July 23, 1993 (the "Prior Agreement"); and

     WHEREAS, the Prior Agreement granted the Shareholders certain rights with respect to their share ownership; and

     WHEREAS, the Shareholders constitute all of the "Holders" under the Prior Agreement; and

     WHEREAS, the Prior Agreement may be amended as set forth in Section 8.2 thereof; and

     WHEREAS, the Shareholders wish to terminate the Prior Agreement and restate their rights herein;

     NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:


                                   SECTION 1

                                  Definitions
                                  -----------

     As used in this Agreement, the following terms shall have the following respective meanings:

     1.1  "Commission" shall mean the Securities and Exchange Commission of the
           ----------
United States or any other U.S. federal agency at the time administering the Securities Act.

     1.2  "Common Stock" shall mean shares of the Company's Common Stock.
           ------------

     1.3  "Holder" shall mean each of the Shareholders (and their transferees as
           ------
permitted by Section 5.10) holding Registrable Securities or securities convertible into Registrable Securities.

     1.4  "Other Holders" shall mean holders of Company securities, other than
           -------------
the Holders, proposing to distribute their securities pursuant to a registration under Section 5 of this Agreement.

     1.5  "Preferred" shall mean shares of the Company's Series A Preferred
           ---------
Stock.

     1.6  "Registrable Securities" means Common Stock, Common Stock issued or
           ----------------------
issuable on conversion of the Preferred and any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization, or similar event. Shares of Common Stock or other securities shall only be treated as Registrable Securities if they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or, in the opinion of counsel to the Company, are available for sale in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

     1.7  The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     1.8  "Registration Expenses" shall mean all expenses, except as otherwise
           ---------------------
stated below, incurred by the Company in complying with Sections 5.1, 5.2, and
5.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company (but not fees and disbursements of special counsel for Holders, if any), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     1.9  "Securities" shall mean the capital stock of the Company.
           ----------

     1.10 "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.11 "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders.


                                   SECTION 2

                      Preemptive Rights On New Issuances
                      ----------------------------------

     2.1  Preemptive Rights. Until Cornerstone beneficially owns 80% of the
          -----------------
outstanding capital stock of the Company (including capital stock issuable upon conversion of any securities convertible into Common Stock of the Company) ("80% Ownership"), the Company hereby grants to Cornerstone the right of first refusal to purchase all or any portion of New Securities (as defined in Section 2.1(a)) that the Company may, from time to time, propose to sell and issue at a price at or above Fair Market Value (as determined in Section 7). After Cornerstone achieves 80% Ownership or at any time the Company proposes to sell and issue New Securities at a price below Fair Market Value, the Company hereby grants to each Shareholder (including Cornerstone) the right of first refusal to purchase such Shareholder's pro rata portion of New Securities that the Company may, from time to time, propose to sell and issue. Such Shareholder's pro rata portion, for purposes of this right of first refusal, is the ratio of the number of shares of capital stock held by such Shareholder (including capital stock issuable upon conversion of any securities convertible into capital stock of the Company held by such Shareholder) bears to the total number of shares of capital stock outstanding at the time of issuance of such New Securities (including capital stock issuable upon conversion of all outstanding securities convertible into capital stock). This right of first refusal shall be subject to the following provisions:

          (a) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and any rights, options, or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that "New Securities" does not include (i) securities offered to the public pursuant to a registration statement filed under the Securities Act; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization; (iii) shares of the Company's Common Stock issued to Cornerstone pursuant to Section 7.6 of the Common Stock Purchase Agreement, dated as of June 30, 1996, among the Company and the Shareholders (the "Purchase Agreement"); (iv) shares of the Company's capital stock (or related options) issued to employees, officers, directors, consultants, or other persons performing services for the Company (including, but not by way of limitation, distributors and sales representatives) pursuant to any stock offering, plan, or arrangement approved by the Board of Directors of the Company; (v) shares of the Company's capital stock (or related warrants) granted to financial institutions in connection with the extension of credit to the Company or in connection with the lease of equipment; or (vi) shares of the Company's capital stock issued in connection with any stock split, stock dividend, or recapitalization by the Company.

          (b) In the event that the Company proposes to issue New Securities, it shall give Cornerstone or each Shareholder, as the case may be, written notice delivered or mailed as provided in Section 9.4 of its intention, which notice shall describe the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Cornerstone or each Shareholder, as the case may be, shall have fifteen (15) days from the date of mailing of any such notice to agree to purchase all or any portion, in the case of Cornerstone, or its pro rata share, in the case of each Shareholder, of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (c) In the event that a Shareholder (including Cornerstone) fails to exercise in full the right of first refusal within said fifteen (15) day period, the Company shall have one hundred twenty (120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred twenty (120) days from the date of said agreement) the New Securities respecting which the Shareholder's rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within said one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within one hundred twenty (120) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Shareholders in the manner provided above.

          (d) Any Shareholder's failure to exercise this right of first refusal on any issuance of New Securities shall not adversely affect such Shareholder's right of first refusal to purchase subsequent issuances of New Securities.


                                   SECTION 3

               Transfer Restrictions and Right of First Refusal
               ------------------------------------------------

     Before any Securities registered in the name of any Holder may be sold or transferred to a third party (a "Proposed Transferee"), including a transfer by operation of law or other involuntary transfer, such Securities shall first be offered to (i) in the case of the sale of Securities held by Cornerstone, the Management and then to the Company, and (ii) in the case of the sale of Securities held by any Holder other than Cornerstone ("Non-Cornerstone Holder"), Cornerstone and then to the Company, or first to the Company, as provided in
Section 3 below:

     3.1  Transfer by Cornerstone.
          -----------------------

          (a) Management's Right of First Refusal. Cornerstone's Securities
              -----------------------------------
shall first be offered to the Management. Cornerstone shall deliver or mail by certified mail a written notice (the "Notice") to the Company and the Shareholders stating (i) its bona fide intention to sell or transfer Securities,
(ii) the number of shares of such Securities to be sold or transferred (which amount of Securities shall be referred to herein as "Offered Securities"), and
(iii) the price for which Cornerstone proposes to sell or transfer such Securities.

          (b) The Management shall have the right exercisable at any time within thirty (30) days of receipt of the Notice, to purchase all or any portion of the Offered Securities, at the price per share specified in the Notice. Such right shall be exercised by written notice and delivered or mailed as provided in
Section 9.4, which notice shall specify the time, place and date for settlement of such purchase and the number of shares of Offered Securities which the Management desires to purchase, and any such purchase shall be consummated within thirty (30) days of such notice from the Management.

          (c) If the Management elects not to exercise its right pursuant to
Section 3.1 with respect to all of the Offered Securities, or if such right is not exercised within thirty (30) days of receipt of the Notice by the Management, Cornerstone shall notify the Company of such fact within five (5) days after the expiration of such thirty (30) day period.

          (d) The Company will have an option, for ten (10) days after receiving the notice specified in Section 3.1(c), to give written notice to Cornerstone and the Management of its election to purchase all, but not less than all, of the Offered Securities not purchased by the Management pursuant to Section 3.1 at the purchase price specified in the Notice.

          (e) If exercised by the Company pursuant hereto, the right to purchase the Offered Securities shall be exercised by written notice, signed by an officer of the Company, and delivered or mailed to Cornerstone as provided in
Section 9.4. The exercise of the option shall specify the time, place and date for settlement of such purchase, which shall be consummated at a closing held at the Company or such other place agreed upon by the Company and Cornerstone within fifteen (15) days after the expiration of the notice period specified in
Section 3.1(d).

          (f) If the Company elects not to exercise its right pursuant to
Section 3.1(d), or if such right is not exercised within the ten (10) day period set forth in Section 3.1(d), Cornerstone shall notify the Shareholders of such fact within five (5) days after the expiration of such ten (10) day period.

          (g) The Management's right of first refusal set forth in this Section
3.1 is nonassignable except to another Shareholder.

     3.2  Cornerstone's and the Company's Right of First Refusal
          ------------------------------------------------------

          (a) Prior to Cornerstone's 80% Ownership, a Non-Cornerstone Holder's Securities shall first be offered to Cornerstone. The Non-Cornerstone Holder shall deliver or mail by certified mail a written notice (the "Notice") to the Company and the Shareholders (including Cornerstone) stating (i) its bona fide intention to sell or transfer Securities, (ii) the number of shares of such Securities to be sold or transferred (which amount of Securities shall be referred to herein as "Offered Securities"), and (iii) the price for which such Non-Cornerstone Holder proposes to sell or transfer such Securities.

          (b) Cornerstone shall have the right exercisable at any time within thirty (30) days of receipt of the Notice, to purchase all or any portion of the Offered Securities, at the price per share specified in the Notice. Such right shall be exercised by written notice signed by an officer of Cornerstone and delivered or mailed as provided in Section 9.4, which notice shall specify the time, place and date for settlement of such purchase and the number of shares of Offered Securities which

Cornerstone desires to purchase, and any such purchase shall be consummated within thirty (30) days of such notice from Cornerstone.

          (c) If Cornerstone elects not to exercise its right pursuant to
 Section 3.2 with respect to all of the Offered Securities, or if such right is not exercised within thirty (30) days of receipt of the Notice by Cornerstone, the selling Holder shall notify the Company of such fact within five (5) days after the expiration of such thirty (30) day period.

          (d) The Company will have an option, for ten (10) days after receiving the notice specified in Section 3.2(c), to give written notice to Cornerstone and the selling Holder of its election to purchase all, but not less than all, of the Offered Securities not purchased by Cornerstone pursuant to Section 3.2 at the purchase price specified in the Notice.

          (e) If exercised by the Company pursuant hereto, the right to purchase the Offered Securities shall be exercised by written notice, signed by an officer of the Company, and delivered or mailed to the selling Holder as provided in Section 9.4. The exercise of the option shall specify the time, place and date for settlement of such purchase, which shall be consummated at a closing held at the Company or such other place agreed upon by the Company and the selling Holder within fifteen (15) days after the expiration of the notice period specified in Section 3.2(d).

          (f) If the Company elects not to exercise its right pursuant to
 Section 3.2(d), or if such right is not exercised within the ten (10) day period set forth in Section 3.2(d), the selling Holder shall notify the Shareholders of such fact within five (5) days after the expiration of such ten
 (10) day period.

          (g) Cornerstone's right of first refusal set forth in this Section
 3.2 is nonassignable except to another Shareholder.

     3.3  Company's Right of First Refusal.
          --------------------------------

          (a) After Cornerstone reaches 80% Ownership, the Non-Cornerstone Holder's Securities shall first be offered to the Company. The Holder shall deliver or mail by certified mail a Notice to the Company and the Shareholders (including Cornerstone).

          (b) The Company shall have the right exercisable at any time within thirty (30) days of receipt of the Notice, to purchase all, but not less than all, of the Offered Securities, at the price per share specified in the Notice. Such right shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 9.4, which notice shall specify the time, place and date for settlement of such purchase and the number of shares of Offered Securities which the Company desires to purchase, and any such purchase shall be consummated within thirty (30) days of such notice from the Company.

          (c) If the Company elects not to exercise its right pursuant to
Section 3.3 with respect to all of the Offered Securities, or if such right is not exercised within thirty (30) days of receipt of the Notice by the Company, the selling Holder shall notify the Shareholders of such fact within five (5) days after the expiration of such thirty (30) day period.

     3.4  Permitted Sales of Refused Securities. Subject to Section 4 hereof and
          -------------------------------------
any other restrictions on transfer, and if the Management, Cornerstone and/or the Company has not exercised its rights of first refusal as described herein, the selling Holder may then sell such shares to the Proposed Transferee at the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within one hundred twenty (120) days of the date of said Notice, and provided further that any such sale is in accordance with all the terms and conditions hereof If the selling Holder fails to consummate the sale or transfer within such one hundred twenty (120) day period, the option of the Management, Cornerstone and/or the Company provided hereby shall be deemed to be revived with respect to such shares and no sale or transfer of Securities shall be effected without first offering the shares in accordance herewith.

     3.5  Intra-family transfers. The provisions of Sections 3.1, 3.2, 3.3 and
          ----------------------
4.1 shall not apply to a transfer of any shares of Securities by a Holder, either during his lifetime, or on death by will or intestacy, to his ancestors, descendants, or spouse, or any custodian or trustee for the account of a Holder or a Holder's ancestors, descendants or spouse; provided, in each such case any such transferee shall receive and hold such shares subject to the provisions of this Agreement and there shall be no further transfer of such shares unless in accordance herewith.

     3.6  Transfers from Management to Cornerstone. The provisions of Sections
          ----------------------------------------
3.1, 3.2, 3.3 and 4.1 shall not apply to a transfer of any shares of Securities by Management or Robert James Slaughter to Cornerstone pursuant to Section 7.7(c) of the Purchase Agreement.


                                   SECTION 4

                                    Co-Sale
                                    -------

     4.1  Right to Participate. In the event and to the extent the Rights of
          --------------------
First Refusal described in Section 3 are not exercised in their entirety by Cornerstone and/or the Company, each Shareholder shall have the right to participate, to the extent of their Co-Sale pro rata Portion defined in this
                                            --- ----
Section 4.1, in the sale to the Proposed Transferee, subject to the terms and conditions set forth in this Section 4. A Shareholder shall exercise its right by delivering to the Company and selling Holders, prior to the expiration of a ten (10) day period from the date of the notice set forth in Section 3.1(f),
Section 3.2(f) or Section 3.3(c), (i) written notice of its intention to participate in such Co-Sale, specifying the number of shares such Shareholder desires to sell to the Proposed Transferee, and (ii) one or more certificates representing the number of shares of Securities which such Shareholders elects to sell hereunder, duly endorsed for transfer to the Proposed Transferee. The Co-Sale pro rata Portion shall equal the amount of Offered Securities, as
        --- ----
converted into Common

Stock, multiplied by a fraction, the numerator of which shall equal the number of shares of capital stock owned by such Shareholder (including capital stock issuable upon conversion of any securities convertible into capital stock of the Company ("Conversion Shares")), and the denominator of which shall equal the aggregate of all capital stock and Conversion Shares held by all Shareholders as a group.

     4.2  Qualified Participation. If the Proposed Transferee desires to
          -----------------------
purchase a number of shares of Securities other than the amount originally offered, the amount that the Proposed Transferee desires to purchase shall be substituted for Offered Securities for the purpose of determining each Shareholder's Co-Sale pro rata Portion. In the event of Shareholder
                      --- ----
participation in the Co-Sale described herein, the amount of Offered Securities which the selling Holder is entitled to sell on its own behalf pursuant to
Section 4 hereof shall be reduced accordingly, and the selling Holder shall include such other Shareholder's shares in the sale at the closing thereof.


     4.3  Continuing Rights. The exercise or non-exercise of the right to
          -----------------
participate hereunder shall not adversely affect a Shareholder's right to participate in subsequent sales by the same or any other Holder pursuant to this
Section 4.

     4.4  Intra-Family Transfers. The provisions of this Section 4 shall not
          ----------------------
apply with respect to transfers described in Section 3.5.


                                   SECTION 5

                              Registration Rights
                              -------------------

     5.1  Requested Registration.
          ----------------------

          (a) Request for Registration. In case the Company shall receive from
              ------------------------
any Holders a written request that the Company effect any registration, qualification or compliance with respect to not less than twenty percent (20%) of the Registrable Securities, the Company will:

              (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

              (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company;

          Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5.1:

               (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (B) Prior to the earlier to occur of (i) six (6) months after the effective date of the Company's first registered public offering of its stock or (ii) February 1, 2000;

               (C) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six
 (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company sold by the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

               (D) After the Company has effected two registrations pursuant to this paragraph 5.1, and such registrations have been declared or ordered effective, provided that all Registrable Securities requested to be included in each such registration were in fact included in the registration;

               (E) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 5 shall be deferred for a period not to exceed ninety
 (90) days from the date of receipt of written request from the Initiating Holders, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; or

               (F) If the Company would be required to obtain audited financial statements in order to conduct any such registration, qualification or compliance, then the Company may postpone such registration, qualification or compliance until it may use annual, rather than interim, audited financial statements.

          Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

          (b) Underwriting. In the event that a registration pursuant to Section
              ------------
5.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 5.1(a)(i). In such event, the right of any Holder to registration pursuant to
Section 5.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 5.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          The Company shall (together with all Holders proposing to distribute their securities through such underwriting and the Other Holders) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 5.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders and Other Holders, and the number of shares that may be included in the registration and underwriting shall be allocated first among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement and second among the Other Holders in proportion to the number of shares proposed to be included in such registration by such Other Holders. No Registrable Securities or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any holder to the nearest one hundred (100) shares.

          If any Holder of Registrable Securities or Other Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

     5.2  Company Registration.
          --------------------

          (a) Notice of Registration. If at any time or from time to time the
              ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

              (i)  promptly give to each Holder written notice thereof; and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company or by any Holder.

          (b) Underwriting. If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.2(a)(i). In such event the right of any Holder to registration pursuant to Section 5.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and the Other Holders, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be included in such registration. The Company shall so advise all Holders and Other Holders and the number of shares that may be included in the registration and underwriting by all Holders and Other Holders shall be allocated among them, as nearly as practicable, first, to the Company (or, if applicable, to the holders for whose account the
-----
Company is registering the securities), second, among the Holders of Registrable
                                        ------
Securities in proportion to the respective amounts of Registrable Securities held by such Holders at the time of filing of the registration statement, and, third, among the Other Holders in proportion to the number of shares proposed
-----
to be included in such registration by such Other Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Other Holder to the nearest 100 shares. If any Holder or Other Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Right to Terminate Registration. The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it under this Section 5.2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

     5.3  Registration on Form 5-3.
          ------------------------

          (a) Request for Registration. If any Holder or Holders request that
              ------------------------
the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $1,500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request. The substantive provisions of Section 5.1(b) shall be applicable to each registration initiated under this Section 5.3.

          (b) Limitations. Notwithstanding the foregoing, the Company shall not
              -----------
be obligated to take any action pursuant to this Section 5.3: (i) in any particular jurisdiction in which the

Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

     5.4  Limitations on Subsequent Registration Rights. From and after the
          ---------------------------------------------
 date hereof, the Company will not, without the prior written consent of not less than a Super-Majority (as such term is defined below) of the Board of Directors, enter into any agreement with any holder or prospective holder of any securities of the Company which allows such holder or prospective holder of any securities of the Company to include such securities in any registration filed under Sections 5.1, 5.2 or 5.3 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not diminish the amount of Registrable Securities which are included. However, the Company may by agreement grant such holder or prospective holder a registration right analogous to that set forth in Section 5.1 provided that (i) such holder or prospective holder may not demand a registration analogous to that set forth in Section 5.1 at any time earlier than the Holders first have such right, and (ii) that the Registrable Securities may be included in any such registration demanded by such holders to the extent such inclusion will not diminish the amount of securities of such holders which are included.

     5.5  Expenses of Registration.
          ------------------------

          (a) Registration Expenses. The Company shall bear all Registration
              ---------------------
 Expenses incurred in connection with all registrations pursuant to Section 5.1,
 Section 5.2 and Section 5.3.

          (b) Selling Expenses. Unless otherwise stated, all Selling Expenses
              ----------------
 relating to securities registered on behalf of the Holders shall be borne by the Holders pro rata on the basis of the number of shares so registered.

     5.6  Registration Procedures. In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will:

          (a) keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof;

          (b) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the Registration Statement has been completed; and

          (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

     5.7  Indemnification.
          ---------------

          (a) By Company. The Company will indemnify and each Holder, each of
              ----------
its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein. If the Holders are represented by counsel other than counsel for the Company, the Company will not be obligated under this Section 5.7(a) to reimburse legal fees and expenses of more than one separate counsel for all Holders.

          (b) By Holders. Each Holder will, if Registrable Securities held by
              ----------
such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

          (c) Procedures. Each party entitled to indemnification under this
              ----------
Section 5.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     5.8  Information by Holder. The Holder or Holders of Registrable Securities
          ---------------------
included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by them as the Company may request in writing and only as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

     5.9  Rule 144 Reporting. With a view to making available the benefits of
          ------------------
 certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

          (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

          (c) Furnish to any Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     5.10 Transfer of Registration Rights. The rights to cause the Company to
          -------------------------------
 register securities granted Holders under Sections 5.1, 5.2 and 5.3 may be assigned in connection with any transfer or assignment by a Holder of Registrable Securities provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such transfer is effected in compliance with the restrictions on transfer contained in this Agreement and in any other agreement between the Company and the Holder, and
 (iii) such assignee or transferee is a general partner, limited partner, subsidiary, ancestor, descendent, or spouse of the Holder or a custodian or trustee for the account of an ancestor, descendent, or spouse of the Holder and acquires at least 1,000 shares of Preferred and/or Common Stock (appropriately adjusted for stock splits, stock dividends, recapitalizations and similar events). No transfer or assignment will divest Holder or any subsequent owner of such rights and powers unless all Registrable Shares are transferred or assigned.

     5.11 Termination. The rights granted pursuant to this Section 5 shall
          -----------
 terminate as to any Holder at the later of (i) two years after the Company's initial public offering or (ii) at such time as such Holder may sell under Rule 144, or a successor rule, in a three month period all Registrable Securities then held by such Holder.

     5.12 Lockup Agreement. Each Holder agrees that, if, in connection with the
          ----------------
Company's initial public offering of the Company's securities, the Company or the underwriters managing the offering so request, the Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or the underwriters; provided that each officer and director of the Company who owns stock of the Company also agrees to such restrictions. This Section 5.12 shall be binding on all transferees or assignees of Registrable Securities, whether or not such persons are entitled to registration rights pursuant to Section 5.10.


                                   SECTION 6

                                 Voting Rights
                                 -------------

     6.1  General Voting Rights. The Company shall not, without the consent of
          ---------------------
not less than two-thirds of the members of the Board of Directors then in office, provided, that at no time shall the Board of Directors act without the consent of at least one Cornerstone Director and one Management Director as long as Management or Cornerstone, as the case may be, is entitled to nominate Cornerstone Directors or Management Directors, as the case may be, pursuant to
Section 6.3(a) (a "Super-Majority"):

          (a) merge into or consolidate with any other corporation (other than a wholly owned subsidiary corporation); or

          (b) sell all or substantially all of the assets of the Company (except a sale to an affiliate of the Company); or

          (c) issue or sell any New Securities, as defined in Section 2.1(a) hereof; or

          (d) amend the Articles of Incorporation or Bylaws of the Company in a manner that affects the rights of a party under this Agreement, the Purchase Agreement or the Employment Agreement, dated July ____, 1996, between the Company and each of the members of the Management without the consent of such party; or

          (e) incur additional indebtedness (including additional amounts drawn pursuant to existing credit facilities), provided, that for purposes of this subsection (e) of Section 6.1 but no other subsection of Section 6.1, no director shall "unreasonably" withhold approval, where the term "unreasonable" is defined as to be consistent with current bank covenants; or

          (f) move any portion of the Company's operations.

     6.2  Voting Rights regarding Management. (a) The Company shall not, without
          ----------------------------------
the consent of two-thirds of the members of the Board of Directors (excluding the applicable member of Management):

          (i) terminate a member of Management's employment with the Company, subject to Section 6.2(b) below;

          (ii) assign any duties or reduce any of his duties, either of which results in a significant diminution in his position or responsibilities with the Company in effect immediately prior to such assignment, or remove him from such position and responsibilities;

          (iii) reduce, without good business reasons, the facilities and perquisites (including office space and location) available to him immediately prior to such reduction;

          (iv) reduce his base pay or incentive bonus as in effect immediately prior to such reduction; or

          (v) reduce the kind or level of employee benefits to which he is entitled immediately prior to such reduction with the result that his overall benefits package is significantly reduced.

          (b) The Company shall not terminate, other than for Cause, the employment of more than one member of Management prior to February 1, 2000.

     6.3  Board of Directors. (a) So long as the Non-Cornerstone Holders shall
          ------------------
collectively own at least 20% of the outstanding capital stock of the Company (including capital stock issuable upon conversion of any securities convertible into capital stock of the Company) and either of the members of Management shall be employed by the Company and so long as Cornerstone owns at least 20% of the outstanding capital stock of the Company (including capital stock issuable upon conversion of any securities convertible into capital stock of the Company), each Shareholder shall vote all of its Securities for the following slate of Directors at each election of the Board of Directors whether by annual or special meeting or written consent: (i) Donald Steiner, William End and Wally Bernheimer as the current representatives of Cornerstone, or his successor nominated by Cornerstone ("Cornerstone Directors"), (ii) Charles L. Slaughter, Scott Sklar and James C. Slaughter, as the current representatives of Management, or his successor nominated by Management ("Management Directors"), and (iii) one additional director approved by two-thirds of the Cornerstone Directors and two-thirds of the Management Directors (the "Independent Director").

          (b) If two-thirds of the Cornerstone Directors, on the one hand, and two-thirds of the Management Directors, on the other hand, cannot agree upon the Independent Director within thirty (30) days of the date hereof or any date a vacancy occurs in that office, within seven (7) days from the end of such thirty
(30) day period, two-thirds of the Cornerstone Directors shall appoint a person ("Cornerstone Judge") who with a person appointed by two-thirds of the Management

Directors ("Management Judge") shall appoint the Independent Director. If the Cornerstone Judge and the Management Judge cannot agree upon the Independent Director within fourteen (14) days from the date of their appointment, they shall appoint a third person who shall appoint the Independent Director within fourteen (14) days from the date of his appointment and whose determination shall be final and binding on all parties.

     6.4  Board Meetings. Meetings of the Board of Directors shall be held not
          --------------
 less frequently than once per quarter.


                                   SECTION 7

                        Fair Market Value Determination
                        -------------------------------

     7.1  Board Determination. The per share Fair Market Value shall be a
          -------------------
 value determined by and agreed upon by a Super-Majority of the Board of Directors.

     7.2  By Independent Appraiser. If a Super-Majority of the Board of
          ------------------------
 Directors cannot agree upon a value within seven days from the date the Company determines to issue New Securities, Cornerstone and the Management shall jointly retain, within thirty days from the end of such seven day period, an independent broker, dealer or investment banker who shall be acceptable, in the exercise of its sole discretion, to each of the Management and Cornerstone (an "Independent Appraiser") for the purpose of determining the per share Fair Market Value of the outstanding shares of Common Stock. The Independent Appraiser shall determine a per share value based on the sale of the Company in its entirety or the registration of substantially all of the shares of capital stock of the Company. The Independent Appraiser shall (i) consider the valuations of comparable privately or publicly held Companies and (ii) consider the valuations of the Company in both a private sale scenario and an IPO scenerio and shall assign to each such scenerio relative weights based on its sole opinion of the suitability of an IPO (as such term is defined in the Purchase Agreement) for the Company (including the possibility that the Company is not suitable for an IPO) and the suitability of a private sale of the Company. Notwithstanding the foregoing, the Independent Appraiser shall base such Fair Market Value determination on its determination of the most appropriate methodology for valuing the Company. Upon its determination of Fair Market Value, the Independent Appraiser shall prepare and deliver to each of the Management and Cornerstone a report (the "Appraisal Report") stating its determination of the Fair Market Value and setting forth in reasonable detail the method by which the same was determined. As a condition to its selection, the Independent Appraiser shall submit the Appraisal Report within 30 business days after its appointment.

          Unless within five days after receipt of the Appraisal Report, the Management or Cornerstone (any such person being hereinafter referred to as the "Objecting Party" and the non-objecting party being hereinafter referred to as the "Non-Objecting Party") delivers a written notice to the Company stating that it objects to the Fair Market Value set forth in such Appraisal Report (such notice being hereinafter referred to as the "Objection Notice"), the Fair Market Value set forth therein shall be final and binding on all parties. The Objection Notice shall set forth in reasonable detail the reasons for the Objecting Party's objections. If the Objecting Party and the Non-Objecting Party do not agree on the determination of the Fair Market Value within five days after receipt of an Objection Notice, the Objecting Party and the Non-Objecting Party shall select another Independent Appraiser to review the determination of Fair Market Value and to determine such amount independently in accordance with the provisions of this Section 7.2. Such Independent Appraiser's determination of Fair Market Value shall be final and binding on all parties. The fees and expenses of the second Independent Appraiser shall be borne by the Objecting Party.

          For all Fair Market Value determinations, an Independent Appraiser shall assume the total number of outstanding shares of Common Stock to be the number actually outstanding plus shares issuable with respect to any outstanding options or other securities convertible into or exercisable for Common Stock.

     7.3  Prohibition on Future Use of Independent Appraiser. None of the
          --------------------------------------------------
Company, the Management nor Cornerstone shall engage, or receive any services from, any Independent Appraiser for a period of five years from the date of any Appraisal Report; provided that such Independent Appraiser may again be selected as an Independent Appraiser pursuant to the provisions of this Agreement.


                                   SECTION 8

                        Compliance with Securities Laws
                        -------------------------------

     8.1  Compliance with Securities Laws. Each Shareholder agrees not to make
          -------------------------------
any disposition of any Securities unless and until:

          (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) The Shareholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the proposed disposition, and if reasonably requested by the Company, such Shareholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act.

     8.2  Legends. Each Shareholder further understands that the share
          -------
certificates evidencing any Securities shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

          (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER INCLUDING RIGHTS OF FIRST REFUSAL AND CO-SALE PROVISIONS AS SET FORTH IN AN AGREEMENT DATED JULY 17, 1996, BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

          (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP NOT TO EXCEED 180 DAYS FOLLOWING THE CORPORATION'S INITIAL PUBLIC OFFERING, A COPY OF WHICH LOCKUP IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

          (d) Any legend required to be placed thereon by the California Commissioner of Corporations or any other applicable state securities laws.


                                   SECTION 9

                                 Miscellaneous
                                 -------------

     9.1  Governing Law. This Agreement shall be governed in all respects by the
          -------------
laws of the State of California as applied to contracts made and to be fully performed entirely within that state between residents of that state. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the California state courts of Santa Clara County, California, (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California) and the parties consent to the personal and exclusive jurisdiction and venue of these courts.

     9.2  Entire Agreement: Amendment and Termination.
          -------------------------------------------

          (a) This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement supersedes the Prior Agreement, and the Prior Agreement is hereby terminated.

          (b) This Agreement or any term hereof may only be amended, waived, discharged or terminated by a written instrument signed by the Company, the Management and Cornerstone and to the extent his rights, obligations and liabilities are affected, Robert James Slaughter. The provisions of Sections 2, 3, 4, and 6 including preemptive rights, rights of first refusal, co-sale rights and voting rights, shall terminate upon (i) the effective date of a merger involving the Company in which the shareholders of this Company prior to the merger own less than fifty percent (50%) of the equity securities of the surviving corporation, (ii) the effective date of a sale of all or substantially all of the assets of the Company (except a sale to an affiliate of the Company), (iii) the closing of the Company's initial firmly underwritten public offering, and the provisions of Sections 2, 3, and 4 shall not be applicable to such transactions; or (iv) the written consent of the Company, the Management, Cornerstone and Robert James Slaughter. Any amendment, waiver, discharge or termination signed by the Management, Cornerstone and Robert James Slaughter shall be binding on all such Holders. Notwithstanding the foregoing, this Agreement shall terminate at such time as either Cornerstone, or the Management and Robert James Slaughter (as a group), no longer own any shares of capital stock of the Company.

       9.3  Assignment. The rights granted to the Shareholders in Sections 2, 4
            ----------
and 6 may not be assigned by a Shareholder, except (a) to another Shareholder,
(b) to an entity controlling, controlled by or under common control with such Shareholder, or (c) to a purchaser or transferee from such Shareholder which acquires at least 15,000 shares of Common Stock or Preferred (appropriately adjusted for any stock split, reverse stock split, stock dividend or similar recapitalization occurring after the date hereof), provided that written notice of any such sale or transfer is given to the Company.

       9.4  Notices, etc. All notices and other communications required or
            ------------
permitted hereunder shall be deemed given if in writing and mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at such Holder's address as set forth under his, her or its name on the signature page of this Agreement, or at such other address as such Holder shall have furnished to the Company in writing, or
(b) if to any other holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (c) if to the Company, at its address as set forth on the cover page of this Agreement and addressed to the attention of the Corporate Secretary and with a copy to Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94306, Attention: John V. Roos, or at such other address as the Company shall have furnished to the holders.

       9.5  Delays or Ommissions. No delay or omission to exercise any right,
            --------------------
power or remedy accruing to any party, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

       9.6  Severability. In the event that any provision of this Agreement
            ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

       9.7  Counterparts. This Agreement may be executed in any number of
            ------------
 counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

       9.8  Specific Performance. The parties hereto agree that irreparable
            --------------------
 damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     The foregoing Stockholder Rights Agreement is hereby executed as of the date first above written.

"COMPANY"                          TRAVELSMITH OUTFITTERS, INC.,
                                   a California corporation

                                   By: /s/ Charles L. Slaughter
                                      -----------------------------
                                      Name:  Charles L. Slaughter
                                      Title: Co-President

"SHAREHOLDERS"

                                   /s/ Scott Sklar
                                   --------------------------------
                                   Scott Sklar
                                   TravelSmith Outfitters, Inc.
                                   3140 Kerner Boulevard
                                   San Rafael, CA 94901


                                   /s/ Charles L. Slaughter
                                   --------------------------------
                                   Charles L. Slaughter
                                   TravelSmith Outfitters, Inc.
                                   3140 Kerner Boulevard
                                   San Rafael, CA 94901


                                   /s/ R. James Slaughter
                                   --------------------------------
                                   Robert James Slaughter
                                   34 Edwards Avenue
                                   Sausilito, CA 94965

                                   THE INTERNATIONAL CORNERSTONE GROUP, INC.


                                   By: /s/ Donald J. Steiner
                                      -----------------------------
                                      Name:
                                      Title:
                                      600 Atlantic Avenue, Suite 2800
                                      Boston, MA 02210

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